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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-77132 of IGEN, Inc. on Form S-8 of our reports dated May 3, 1996, appearing in the Annual Report on Form 10-K of IGEN, Inc. for the year ended March 31, 1996.


/s/ DELOITTE & TOUCHE LLP

Washington, DC
July 12, 1996